--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

February 4, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2001. The net asset values per share at that date were $11.69, $11.45, and $11.45 for Class A, Class B, and Class C shares, respectively.
Class I shares had a net asset value of $11.81. In addition, a regular quarterly distribution of $0.19 was declared for shareholders of record on December 20, 2001 and paid on December 21, 2001 to all four classes of shares. The Fund did not make capital gains distributions in 2001.

2001 INVESTMENT REVIEW

    For the three months ended December 31, 2001, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 4.7% for Class A shares. Class B shares and Class C shares both returned 4.5% for the quarter. Class I shares returned 4.7%. The Fund's benchmark, the NAREIT Equity REIT Index* had a total return of 5.0%. The Fund's total return for the 12 months ended December 31, 2001 was 16.4% for Class A shares. Class B shares and C shares returned 15.6% and 15.5%, respectively. Class I shares returned 16.9%. The NAREIT Equity REIT Index's total return was 13.9%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    What made this past year so successful for the Fund -- and so difficult for the vast majority of our competitors -- was the outperformance of the higher-yield, smaller-capitalization REITs. These stocks outperformed the REIT universe because the Federal Reserve, in cutting the federal funds rate aggressively, to 1.75% from 6.50%, made their yields attractive to investors. As a result, our strategy, which emphasized higher-yielding companies satisfying our quality and valuation criteria, outperformed the REIT market in general. As we will discuss below, we also added significant value by virtue of our sector weightings and stock selection.

    While the Fund's performance was particularly noteworthy in 2001, REITs, in general, delivered another year of solid absolute and relative returns compared to other asset classes. For the second year in a row, REITs outperformed stocks, which had a total return of -11.9%, as measured by the S&P 500 Index. Also for the second consecutive year, REITs outperformed bonds, which had a total return of 8.5%, as measured by the Salomon Broad Investment Grade Bond Index. Over the past two years, REITs have generated a cumulative total return of 44.0%, exceeding the S&P 500 Index by 63.9 percentage points -- the largest margin of outperformance for any two-year period since 1976-77.

    REITs were faced with a significant challenge in 2001: the first recession of the modern REIT era. By demonstrating earnings resilience relative to corporate America, REITs passed this test. While it is true that REIT earnings grew only 5% - 6% last year (analysts originally expected 8% - 9% growth), this performance was far superior to the earnings for the S&P 500, which fell a startling 18%. One reason for REITs' resilience in the face

--------------------------------------------------------------------------------
                                       1

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                     COHEN & STEERS EQUITY INCOME FUND, INC.


of flagging demand was favorable real estate fundamentals: REITs entered the slowdown with high occupancies and below-market rents. This, combined with the contractual nature of many real estate leases, reduced the impact of the recession on their earnings. REIT earnings also benefited from record-low interest rates in 2001, which allowed many of them to refinance their debt (REITs issued $11.9 billion of corporate debt in 2001, the second most active year ever). REITs also proved their mettle as income generators, with most of the group continuing to increase dividends in the face of economic uncertainty. The average REIT increased its dividend 5.4%, while S&P 500 dividends declined 3.3% -- the worst such decline since 1951.

    With regard to the Fund, we added significant value this year with our Health Care holdings, which outperformed the index substantially due to the noncyclical attributes of nursing home and hospital demand, the improvements in Medicare reimbursement, and the higher yields these companies offered. Our Regional Mall holding also fared well, benefiting primarily from attractive debt refinancing opportunities; they also got a boost when investors realized that the recession was not going to hurt the sector's fundamentals as much as most had imagined. Our performance was also helped by low weightings in economically sensitive sectors -- specifically, Office and Apartment -- which underperformed the defensive sectors, such as Shopping Center and Self Storage. As the economy slid into recession, investors questioned whether growth rates could be sustained and placed a greater value on current income. The sector that detracted the most from our performance was the Hotel sector, which faced unique difficulties due to the events of September 11. We employed a conservative strategy and eliminated these holdings due to the potentially severe and unquantifiable risks brought on by the terrorist attacks and to the likelihood that these companies would suspend their dividends.

    Our investment in REIT preferred stocks was a direct beneficiary of the decline in interest rates. These stocks offer the best and most secure yields in the REIT market. The Fund benefited not only from their high yields, but also from price appreciation, as investors were attracted to this high-quality source of income.

    As a result of their performance in 2001, REITs reaffirmed both their status as an asset class and their value as a portfolio diversifier. Both of these facts should begin to draw more investors to REITs. And, if the recent addition of seven REITs to Standard & Poor's indexes (including two to the bellwether
S&P 500 Index) is any indication, this process is well underway.

2002 INVESTMENT OUTLOOK

    Now that REITs are two years into a bull market, it is logical to ask if the advance has run its course. We don't believe it has. Since 1971, there have been six REIT bull markets. On average, they have lasted 36 months, resulted in price appreciation of 71%, and had a total return of 124%. The current bull market has lasted only 22 months, resulted in price appreciation of 26%, and returned 45%. Furthermore, the most recent bull market (1995-97) ended because of overvaluation (REITs were trading at a 25% premium to NAV) and a deluge of equity offerings ($26 billion was issued in 1997). Today, by contrast, REITs are still trading at a discount to NAV, and

--------------------------------------------------------------------------------
                                       2




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                     COHEN & STEERS EQUITY INCOME FUND, INC.


equity issuance has been modest, totaling just $4 billion last year. The following is our 2002 outlook, which forms the basis for our investment strategy:

     REIT EARNINGS GROWTH WILL BE MODERATE IN 2002 AND ACCELERATE IN 2003. Because leases delay the effect of changing market conditions on real estate revenue, the recession's impact on REIT earnings will be felt this year. As a result, Wall Street analysts have low expectations for cash flow, just 4%-5%. However, looking to 2003, we believe the building blocks are in place for growth to accelerate. Due to the recession, new construction has declined dramatically -- a major positive for landlords. And, as a result of the record economic stimulus now in place, the economy is beginning to show signs of improvement. Therefore, we expect the supply/demand picture for real estate to improve sometime in 2002, and we look for occupancy rates to increase in 2003, an important catalyst for accelerating growth.

     REIT FUNDAMENTALS WILL BEGIN TO BENEFIT FROM AN IMPROVING COST OF CAPITAL. REITs have not had access to equity since 1999 due to its prohibitively high cost. If valuation multiples expand as we expect, REITs may be able to take advantage of more investment opportunities. With access to equity, REITs can blend the cost of equity with the extremely low cost of debt to add value by investing new capital. While development is not an investment option due to current market conditions, we expect REITs to find opportunities to acquire properties hurt by recession-induced vacancy and to acquire private owners who need to cash out partners or have succession/estate planning needs.

     REIT VALUATION MULTIPLES SHOULD EXPAND TO REFLECT ACCELERATING GROWTH POTENTIAL IN 2003 AND BEYOND. REITs have gone through a recession, and yet they still produced earnings growth. This performance should finally allow REITs to earn a higher multiple for their better-than-expected earnings stability. Moreover, REIT cash flow multiples are still historically low. Therefore, it is likely that valuations already reflect the low growth expected in 2002, and that multiples can expand in anticipation of accelerating growth in 2003. What's more, dividend payout ratios are just 61% today, compared to nearly 100% ten years ago. Lower payout ratios are important, as they provide REITs with more cash with which to finance acquisitions or re-pay debt. The earnings produced by retained cash flow are virtually assured and increase the proportion of growth from internal sources, which is typically afforded the highest multiple by investors.

     REIT PERFORMANCE LEADERSHIP WILL SHIFT FROM INCOME- TO GROWTH-ORIENTED SECURITIES, AND FROM DEFENSIVE TO CYCLICAL SECTORS. The outperformance by the high-yield, small-cap companies last year dramatically reduced the valuation differential separating them from their low-yield, blue-chip peers. As a result, the dividend-yield spread separating the top and bottom yield quartiles shrunk to 310 basis points from 600 basis points. If we are correct that the economy is improving, it is likely that the factors that drove REIT performance last year, particularly the Fed's easing, will reverse to some degree this year. As a result, investors' confidence in the ability of REITs to enjoy accelerated earnings growth in 2003 may increase.

--------------------------------------------------------------------------------
                                       3




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--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.


     Due to the compression of valuations and yield spreads, we are taking advantage of the opportunity to increase the Fund's investment in the higher-quality, more-economically-sensitive REITs. Their valuations are compelling on several measures and, in our view, are superior to the valuations of defensive sectors, which experienced significant multiple expansion last year. We have gradually increased the Fund's weightings in the Office, Regional Mall, Apartment, and Industrial sectors. Similarly, we have reduced our weighting in the Health Care sector and have maintained lower weightings in the Shopping Center and Self Storage sectors.

SUMMARY

    It has been 11 years since the last recession, providing us with a meaningful 'cycle' over which to judge the performance of modern-era REITs. The table below shows that, during that cycle, REITs delivered annualized returns of 13.6%, compared with S&P 500's 14.4% return. While those returns are quite similar, their composition is not. Dividends accounted for 75% of REITs' total return, compared to just 26% for stocks. However, over that time, the multiples of stocks expanded, while those of REITs contracted, explaining why stocks, despite their lower dividend yields and lower earnings growth, outperformed REITs.


                        Sources of Total Return over a Cycle
                            Eleven Years ended 12/31/01

                                             REITs     Stocks
                                             -----     ------
                       Dividend Return       10.2%        3.8%
                       Earnings Growth        9.4%        5.3%
                       Multiple Change       -6.0%        5.3%
                                             ----        ----
                       Total Return          13.6%       14.4%
                                             ====        ====

    In an environment where equity return expectations have declined, we believe that REITs, by virtue of fulfilling a large part of the return hurdle through their high dividend yields, have become more attractive to investors. While stock multiples expanded over the past cycle, and REIT multiples contracted, we believe this trend is in the process of being reversed. In our view, these factors, combined with our fundamental outlook, should enable REITs to continue to deliver acceptable relative returns.

    Finally, we note that Greg E. Brooks was recently named a co-portfolio manager of the Fund. Mr. Brooks is a Senior Vice President of Cohen & Steers Capital Management, Inc. and has been a member of the Fund's investment team since he joined Cohen & Steers Capital Management in 2000. Mr. Brooks was an investment

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.


analyst with another real estate securities manager prior to joining Cohen & Steers. Mr. Brooks will manage the Fund with Martin Cohen and Robert H. Steers, who continue in their role as co-portfolio managers.

Sincerely,

             MARTIN COHEN        ROBERT STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

                              GREG BROOKS
                              GREG E. BROOKS
                              Portfolio Manager


         Cohen & Steers is online at www.cohenandsteers.com

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds, and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles, and our overall insights on the REIT market.

            So visit us today at www.cohenandsteers.com


* The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Equity Income Fund, Inc. is to achieve high current income through investment in real estate securities. Capital appreciation is a secondary objective. The Fund's investment adviser anticipates that the Fund's equity investments in real estate companies will primarily be in securities that pay higher dividends than the stock market as a whole.

    2001 was an excellent year for Cohen & Steers Equity Income Fund: it outperformed both its benchmark and the S&P 500 (the latter by a wide margin). Its success was due largely to its investment in the higher-dividend-yielding REITs, which outperformed the REIT universe following the Federal Reserve's aggressive interest rate cuts. Low interest rates also benefited the Fund's investment in REIT preferred stocks, as investors were attracted to the high income offered by these securities. Our sector weightings and stock selection also helped the Fund's performance, as did the outperformance of REITs as a whole, which were able to deliver solid earnings growth in 2001 -- unlike most of corporate America, whose profits were pummeled by the recession.

COHEN & STEERS EQUITY INCOME FUND -- CLASS A

                                         [CHART]

                                Average Annual Total Returns
                              For Periods Ended Dec. 31, 2001
                           --------------------------------------
                           1 Year        Since Inception (9/2/97)
                           --------------------------------------
Fund                        11.19%(2)             6.49%(2)
NAREIT Equity (1)           13.93%                5.35%
S&P 500 (1)                -11.88%                6.47%

                             [PLOT POINTS TO COME]


COHEN & STEERS EQUITY INCOME FUND -- CLASS B

                                         [CHART]

                                Average Annual Total Returns
                              For Periods Ended Dec. 31, 2001
                           -----------------------------------------
                           1 Year          Since Inception (1/15/98)
                           -----------------------------------------
Fund                        11.57%(3)             4.41%(4)
NAREIT Equity (1)           13.93%                3.17%
S&P 500 (1)                -11.88%                6.26%

                             [PLOT POINTS TO COME]




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                                       6

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                     COHEN & STEERS EQUITY INCOME FUND, INC.




COHEN & STEERS EQUITY INCOME FUND -- CLASS C

                                           [CHART]

                                Average Annual Total Returns
                              For Periods Ended Dec. 31, 2001
                           ----------------------------------------
                           1 Year         Since Inception (1/14/98)
                           ----------------------------------------
Fund                        14.46%(5)             5.16%
NAREIT Equity (1)           13.93%                3.17%
S&P 500 (1)                -11.88%                6.06%

                             [PLOT POINTS TO COME]

COHEN & STEERS EQUITY INCOME FUND -- CLASS I

                                           [CHART]

                                Average Annual Total Returns
                              For Periods Ended Dec. 31, 2001
                           -----------------------------------------
                           1 Year         Since Inception  (7/15/98)
                           -----------------------------------------
Fund                        16.90%                7.21%
NAREIT Equity (1)           13.93%                5.16%
S&P 500 (1)                -11.88%                0.62%

                             [PLOT POINTS TO COME]


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

  * Commencement of operations.

 ** Initial offering of shares.

(1) The Comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole. Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly. Total returns and cumulative values of a $10,000 investment are calculated from the date nearest each class' inception for which comparable performance data exist. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(2) Returns reflect the imposition of a front end sales load of 4.50%. Without the sales load, the returns would have been 16.43% for the year ended December 31, 2001 and 7.63% since inception.

(3) Return includes a deferred sales charge of 4%. Without the deferred sales charge, the total return would have been 15.57%.

(4) Return includes a deferred sales charge of 3%. Without the deferred sales charge, the total return would have been 5.07%.

(5) Return includes a deferred sales charge of 1%. Without the deferred sales charge, the total return would have been 15.46%.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD*
                                                       ---------   ------------   ------------
EQUITIES                                     97.52%
  COMMON STOCK                               88.65%
    APARTMENT/RESIDENTIAL                    15.11%
         Apartment Investment & Management
           Co. -- Class A...........................    197,000    $  9,008,810       6.82%
         Archstone-Smith Trust......................    257,600       6,774,880       6.46
         Camden Property Trust......................    164,800       6,048,160       6.65
         Gables Residential Trust...................    230,100       6,810,960       8.14
         Home Properties of New York................    190,000       6,004,000       7.59
         Post Properties............................     65,300       2,318,803       8.79
         Summit Properties..........................    245,400       6,139,908       7.39
         United Dominion Realty Trust...............    292,600       4,213,440       7.50
                                                                   ------------
                                                                     47,318,961
                                                                   ------------
    DIVERSIFIED                               2.37%
         Colonial Properties Trust..................    238,400       7,426,160       8.09
                                                                   ------------
    HEALTH CARE                               8.67%
         Health Care Property Investors.............    154,000       5,576,340       8.73
         Health Care REIT...........................    100,400       2,444,740       9.61
         Healthcare Realty Trust....................    200,700       5,619,600       8.36
         Nationwide Health Properties...............    365,800       6,836,802       9.84
         Ventas.....................................    578,400       6,651,600       8.26
                                                                   ------------
                                                                     27,129,082
                                                                   ------------
    INDUSTRIAL                                4.58%
         AMB Property Corp..........................     20,000         520,000       6.08
         First Industrial Realty Trust..............    228,500       7,106,350       8.75
         ProLogis Trust.............................    312,500       6,721,875       6.60
                                                                   ------------
                                                                     14,348,225
                                                                   ------------
    MANUFACTURED HOME                         1.64%
         Chateau Communities........................    171,800       5,136,820       7.29
                                                                   ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2001

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD*
                                                       ---------   ------------   ------------
    OFFICE                                   26.25%
         Arden Realty...............................    422,600    $ 11,198,900       7.40%
         Brandywine Realty Trust....................    432,700       9,116,989       8.35
         CarrAmerica Realty Corp....................    151,800       4,569,180       6.15
         Crescent Real Estate Equities Co...........    380,900       6,898,099       8.28
         Equity Office Properties Trust.............    636,600      19,148,928       6.65
         Highwoods Properties.......................    324,100       8,410,395       9.02
         Mack-Cali Realty Corp......................    255,500       7,925,610       7.99
         Prentiss Properties Trust..................    372,500      10,225,125       7.80
         Vornado Realty Trust.......................    112,400       4,675,840       6.35
                                                                   ------------
                                                                     82,169,066
                                                                   ------------
    OFFICE/INDUSTRIAL                         8.22%
         Kilroy Realty Corp.........................    223,800       5,879,226       7.31
         Liberty Property Trust.....................    393,100      11,734,035       7.91
         Reckson Associates Realty Corp. --
           Class B..................................    318,100       8,114,731      10.19
                                                                   ------------
                                                                     25,727,992
                                                                   ------------
    SHOPPING CENTER                          21.81%
      COMMUNITY CENTER                        6.05%
         Developers Diversified Realty Corp.........    523,900      10,006,490       7.75
         Pan Pacific Retail Properties..............    189,700       5,448,184       6.34
         Regency Centers Corp.......................    125,200       3,474,300       7.21
                                                                   ------------
                                                                     18,928,974
                                                                   ------------
      OUTLET CENTER                           2.23%
         Chelsea Property Group.....................    142,400       6,991,840       6.35
                                                                   ------------
      REGIONAL MALL                          13.53%
         CBL & Associates Properties................    201,100       6,334,650       6.76
         General Growth Properties..................    299,600      11,624,480       6.70
         JP Realty..................................    216,700       5,155,293       8.58
         Macerich Co................................    256,100       6,812,260       8.27
         Simon Property Group.......................    296,500       8,696,345       7.16
         Taubman Centers............................    250,700       3,722,895       6.87
                                                                   ------------
                                                                     42,345,923
                                                                   ------------
         TOTAL SHOPPING CENTER......................                 68,266,737
                                                                   ------------
             TOTAL COMMON STOCK (Identified
                cost -- $247,616,718)...............                277,523,043
                                                                   ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2001

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD*
                                                       ---------   ------------   ------------
  PREFERRED STOCK                              8.87%
         Apartment Investment & Management Co.,
           9.00%, Series C..........................     97,300    $  2,349,795       9.32%
         Apartment Investment & Management Co.,
           9.375%, Series G.........................     73,300       1,850,825       9.27
         Apartment Investment & Management Co.,
           10.10%, Series Q.........................     53,000       1,370,050       9.79
         Apartment Investment & Management Co.,
           10.00%, Series R.........................     66,600       1,724,940       9.65
         CarrAmerica Realty Corp., 8.57%, Series
           B........................................     54,000       1,323,540       8.73
         Colonial Properties Trust, 8.75%, Series
           A........................................     78,700       1,975,370       8.73
         Crown American Realty Trust, 11.00%, Series
           A........................................      9,800         506,660      10.64
         Developers Diversified Realty Corp., 9.50%,
           Series A.................................     40,000       1,004,000       9.48
        #Duke Realty Corp., 7.99%, Series B.........     32,500       1,572,188       8.27
         FelCor Lodging Trust, $1.95, Series A
           (Convertible)............................     42,100         858,840       9.56
         FelCor Lodging Trust, 9.00%, Series B......     18,000         418,500       9.68
         Health Care Property Investors, 8.70%,
           Series B.................................     10,000         251,500       8.67
         Healthcare Realty Trust, 8.875%, Series
           A........................................     28,000         700,000       8.88
        #Highwoods Properties, 8.625%, Series A.....      4,400       4,070,000       9.32
         Innkeepers USA Trust, 8.625%, Series A.....     64,700       1,504,275       9.29
         Liberty Property Trust, 8.80%, Series A....     25,700         645,070       8.76
        #Nationwide Health Properties, 7.677%,
           Series P.................................     50,000       3,862,500       9.94
         Taubman Centers, 8.30%, Series A...........     76,700       1,787,110       8.93
                                                                   ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $33,009,313)................                 27,775,163
                                                                   ------------
             TOTAL EQUITIES (Identified
                cost -- $280,626,031)...............                305,298,206
                                                                   ------------

                                                       PRINCIPAL
                                                        AMOUNT
                                                        ------
COMMERCIAL PAPER                               1.40%
         Tyco Capital Corp., 1.62%, due 01/02/02
           (Identified cost -- $4,395,802)..........   $4,396,000     4,395,802
                                                                   ------------
TOTAL INVESTMENTS (Identified cost --
  $285,021,833).............................  98.92%                309,694,008
OTHER ASSETS IN EXCESS OF LIABILITIES ......   1.08%                  3,364,030
                                             ------                ------------
NET ASSETS ................................. 100.00%               $313,058,038
                                             ------                ------------
                                             ------                ------------

-------------------
* Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited by PricewaterhouseCoopers LLP.

# Security trades infrequently. The Fund prices this security at fair value using procedures approved by the Fund's Board of Directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
    Investments in securities, at value (Identified
       cost -- $285,021,833) (Note 1).......................  $309,694,008
    Cash....................................................           742
    Receivable for fund shares sold.........................     3,007,665
    Dividends receivable....................................     1,956,236
    Unamortized organization costs and other assets
       (Note 1).............................................        31,395
                                                              ------------
         Total Assets.......................................   314,690,046
                                                              ------------
LIABILITIES:
    Payable for fund shares redeemed........................       849,652
    Payable for distribution fees...........................       319,635
    Payable to investment adviser...........................       191,121
    Payable for shareholder servicing fees..................       167,061
    Payable to administrator................................         5,096
    Other liabilities.......................................        99,443
                                                              ------------
         Total Liabilities..................................     1,632,008
                                                              ------------
NET ASSETS..................................................  $313,058,038
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $296,545,460
    Accumulated net realized loss on investments............    (8,159,597)
    Net unrealized appreciation on investments..............    24,672,175
                                                              ------------
                                                              $313,058,038
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.


               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2001

CLASS A SHARES:
    NET ASSETS..............................................  $ 93,284,873
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................     7,980,171
                                                              ------------
    Net asset value and redemption price per share'D'.......  $      11.69
                                                              ------------
                                                              ------------
    Maximum offering price per share
       ($11.69[div]0.955)'DD'...............................  $      12.24
                                                              ------------
                                                              ------------
CLASS B SHARES:
    NET ASSETS..............................................  $ 85,159,127
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................     7,437,270
                                                              ------------
    Net asset value and offering price per share'D'.........  $      11.45
                                                              ------------
                                                              ------------
CLASS C SHARES:
    NET ASSETS..............................................  $115,370,388
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    10,075,562
                                                              ------------
    Net asset value and offering price per share'D'.........  $      11.45
                                                              ------------
                                                              ------------
CLASS I SHARES:
    NET ASSETS..............................................  $ 19,243,650
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................     1,629,816
                                                              ------------
    Net asset value, offering and redemption price per
       share................................................  $      11.81
                                                              ------------
                                                              ------------

-------------------

 'D' Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

'DD' On investments of $100,000 or more, the offering price is reduced.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

Investment Income (Note 1):
    Dividend income.........................................     $16,364,239
    Interest income.........................................         290,507
                                                                 -----------
         Total Income.......................................      16,654,746
                                                                 -----------
Expenses:
    Investment advisory fees (Note 2).......................       1,532,751
    Distribution fees -- Class A (Note 2)...................         163,529
    Distribution fees -- Class B (Note 2)...................         386,835
    Distribution fees -- Class C (Note 2)...................         521,446
    Shareholder servicing fees -- Class A (Note 2)..........          65,412
    Shareholder servicing fees -- Class B (Note 2)..........         128,945
    Shareholder servicing fees -- Class C (Note 2)..........         173,815
    Administration and transfer agent fees (Note 2).........         269,579
    Professional fees.......................................          86,924
    Registration and filing fees............................          58,100
    Directors' fees and expenses (Note 2)...................          31,646
    Custodian fees and expenses.............................          51,439
    Amortization of organization expenses (Note 1)..........          24,291
    Line of credit fees (Note 6)............................          15,194
    Miscellaneous...........................................          70,197
                                                                 -----------
         Total Expenses.....................................       3,580,103
                                                                 -----------
Net Investment Income.......................................      13,074,643
                                                                 -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................      (6,192,184)
    Net change in unrealized appreciation on investments....      18,584,600
                                                                 -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................      12,392,416
                                                                 -----------
Net Increase in Net Assets Resulting from Operations........     $25,467,059
                                                                 -----------
                                                                 -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2001   DECEMBER 31, 2000
                                                  -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income..................    $ 13,074,643        $  7,040,301
         Net realized loss on investments.......      (6,192,184)         (1,528,807)
         Net change in unrealized appreciation
            on investments......................      18,584,600          17,246,939
                                                    ------------        ------------
              Net increase in net assets
                resulting from operations.......      25,467,059          22,758,433
                                                    ------------        ------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income:
              Class A...........................      (3,236,365)         (2,284,635)
              Class B...........................      (2,367,601)         (1,168,745)
              Class C...........................      (3,234,755)         (1,536,834)
              Class I...........................        (866,198)           (613,394)
         Tax return of capital:
              Class A...........................      (1,307,435)           (536,281)
              Class B...........................      (1,427,468)           (274,995)
              Class C...........................      (1,944,802)           (361,687)
              Class I...........................        (262,628)           (142,460)
                                                    ------------        ------------
                   Total dividends and
                     distributions to
                     shareholders...............     (14,647,252)         (6,919,031)
                                                    ------------        ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from Fund share
            transactions........................     182,767,635          40,128,104
                                                    ------------        ------------
              Total increase in net assets......     193,587,442          55,967,506
    Net Assets:
         Beginning of year......................     119,470,596          63,503,090
                                                    ------------        ------------
         End of year............................    $313,058,038        $119,470,596
                                                    ------------        ------------
                                                    ------------        ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                          CLASS A
                                         -------------------------------------------------------------------------
                                                                                                        FOR THE
                                                                                                        PERIOD
                                                                                                     SEPTEMBER 2,
                                                                                                        1997'D'
                                                      FOR THE YEAR ENDED DECEMBER 31,                   THROUGH
                                         ---------------------------------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:             2001           2000           1999           1998           1997
--------------------------------         ------------   ------------   ------------   ------------   -------------
Net asset value, beginning of
 period...............................      $10.72         $ 9.03         $10.31          $ 12.32       $11.46
                                            ------         ------         ------          -------       ------
Income from investment operations:
   Net investment income..............        0.72           0.74           0.76             0.73         0.25
   Net realized and unrealized
     gain/(loss) on investments.......        0.99           1.67          (1.32)           (2.00)        0.83
                                            ------         ------         ------          -------       ------
       Total from investment
         operations...................        1.71           2.41          (0.56)           (1.27)        1.08
                                            ------         ------         ------          -------       ------
Less dividends and distributions to
 shareholders from:
   Net investment income..............       (0.53)         (0.58)         (0.60)           (0.51)       (0.17)
   Net realized gain on investments...          --             --             --               --        (0.03)
   Tax return of capital..............       (0.21)         (0.14)         (0.12)           (0.23)       (0.02)
                                            ------         ------         ------          -------       ------
       Total dividends and
         distributions to
         shareholders.................       (0.74)         (0.72)         (0.72)           (0.74)       (0.22)
                                            ------         ------         ------          -------       ------
       Net increase/(decrease) in net
         asset value..................        0.97           1.69          (1.28)           (2.01)        0.86
                                            ------         ------         ------          -------       ------
Net asset value, end of period........      $11.69         $10.72         $ 9.03          $ 10.31       $12.32
                                            ------         ------         ------          -------       ------
                                            ------         ------         ------          -------       ------
--------------------------------------------------------------------------------------------------------------
Total investment return...............       16.43%         27.55%        - 5.42%         - 10.56%(1)     9.46%(1)(2)
                                            ------         ------         ------          -------       ------
                                            ------         ------         ------          -------       ------
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
   Net assets, end of period (in millions)    $ 93.3         $ 44.9         $ 26.0         $ 31.6       $ 34.6
                                              ------         ------         ------         ------       ------
                                              ------         ------         ------         ------       ------
   Ratio of expenses to average daily
     net assets (before expense
     reduction)........................         1.41%          1.58%          1.70%          1.92%        3.49%(3)
                                              ------         ------         ------         ------       ------
                                              ------         ------         ------         ------       ------
   Ratio of expenses to average daily
     net assets (net of expense
     reduction)........................         1.41%          1.57%          1.60%          1.49%        1.50%(3)
                                              ------         ------         ------         ------       ------
                                              ------         ------         ------         ------       ------
   Ratio of net investment income to
     average daily net assets (before
     expense reduction)................         6.75%          7.76%          7.50%          5.89%        9.47%(3)
                                              ------         ------         ------         ------       ------
                                              ------         ------         ------         ------       ------
   Ratio of net investment income to
     average daily net assets (net of
     expense reduction)................         6.75%          7.77%          7.60%          6.32%       11.46%(3)
                                              ------         ------         ------         ------       ------
                                              ------         ------         ------         ------       ------

   Portfolio turnover rate.............        22.20%         30.36%         62.51%         96.47%       87.20%(2)
                                              ------         ------         ------         ------       ------
                                              ------         ------         ------         ------       ------

-------------------
'D' Commencement of operations.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                            CLASS B
                                               ------------------------------------------------------------------
                                                                                                       FOR THE
                                                                                                       PERIOD
                                                                                                     JANUARY 15
                                                                                                        1998*
                                                        FOR THE YEAR ENDED DECEMBER 31,                THROUGH
                                               --------------------------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:                   2001             2000               1999             1998
--------------------------------               ------------   ----------------   ----------------   -------------
Net asset value, beginning of period.........     $10.59           $ 8.98             $10.27             $ 12.35
                                                  ------           ------             ------             -------
Income from investment operations:
   Net investment income.....................       0.65             0.64               0.68                0.64
   Net realized and unrealized gain/(loss)
     on investments..........................       0.95             1.65              (1.29)              (2.01)
                                                  ------           ------             ------             -------
       Total from investment operations......       1.60             2.29              (0.61)              (1.37)
                                                  ------           ------             ------             -------
Less dividends and distributions to
 shareholders from:
   Net investment income.....................      (0.47)           (0.55)             (0.56)              (0.49)
   Tax return of capital.....................      (0.27)           (0.13)             (0.12)              (0.22)
                                                  ------           ------             ------             -------
       Total dividends and distributions to
         shareholders........................      (0.74)           (0.68)             (0.68)              (0.71)
                                                  ------           ------             ------             -------
       Net increase/(decrease) in net asset
         value...............................       0.86             1.61              (1.29)              (2.08)
                                                  ------           ------             ------             -------
Net asset value, end of period...............     $11.45           $10.59             $ 8.98             $ 10.27
                                                  ------           ------             ------             -------
                                                  ------           ------             ------             -------
----------------------------------------------------------------------------------------------------------------
Total investment return......................      15.57%           26.31%            - 5.98%             -11.37%(1)(2)
                                                  ------           ------             ------             -------
                                                  ------           ------             ------             -------
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
   Net assets, end of period (in millions)...     $ 85.2           $ 26.8             $ 15.1             $  10.1
                                                  ------           ------             ------             -------
                                                  ------           ------             ------             -------
   Ratio of expenses to average daily net
     assets (before expense reduction).......       2.04%            2.23%              2.40%               2.60%(3)
                                                  ------           ------             ------             -------
                                                  ------           ------             ------             -------
   Ratio of expenses to average daily net
     assets
     (net of expense reduction)..............       2.04%            2.22%              2.26%               2.15%(3)
                                                  ------           ------             ------             -------
                                                  ------           ------             ------             -------
   Ratio of net investment income to average
     daily net assets (before expense
     reduction)..............................       6.12%            7.11%              7.09%               5.99%(3)
                                                  ------           ------             ------             -------
                                                  ------           ------             ------             -------
   Ratio of net investment income to average
     daily net assets (net of expense
     reduction)..............................       6.12%            7.12%              7.23%               6.44%(3)
                                                  ------           ------             ------             -------
                                                  ------           ------             ------             -------

   Portfolio turnover rate...................      22.20%           30.36%             62.51%              96.47%(2)
                                                  ------           ------             ------             -------
                                                  ------           ------             ------             -------

-------------------
   * Initial offering of shares.
 (1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
 (2) Not annualized.
 (3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                               CLASS C
                                                  ------------------------------------------------------------------
                                                                                                          FOR THE
                                                                                                          PERIOD
                                                                                                        JANUARY 14
                                                                                                           1998*
                                                           FOR THE YEAR ENDED DECEMBER 31,                THROUGH
                                                  --------------------------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:                      2001             2000               1999             1998
--------------------------------                  ------------   ----------------   ----------------   -------------
Net asset value, beginning of period...........      $10.60           $ 8.97             $10.26            $ 12.31
                                                     ------           ------             ------            -------
Income from investment operations:
   Net investment income.......................        0.65             0.66               0.68               0.64
   Net realized and unrealized gain/(loss) on
     investments...............................        0.94             1.65              (1.29)             (1.97)
                                                     ------           ------             ------            -------
       Total from investment operations........        1.59             2.31              (0.61)             (1.33)
                                                     ------           ------             ------            -------
Less dividends and distributions to
 shareholders from:
   Net investment income.......................       (0.47)           (0.55)             (0.56)             (0.49)
   Tax return of capital.......................       (0.27)           (0.13)             (0.12)             (0.23)
                                                     ------           ------             ------            -------
       Total dividends and distributions to
         shareholders..........................       (0.74)           (0.68)             (0.68)             (0.72)
                                                     ------           ------             ------            -------
       Net increase/(decrease) in net asset
         value.................................        0.85             1.63              (1.29)             (2.05)
                                                     ------           ------             ------            -------
Net asset value, end of period.................      $11.45           $10.60             $ 8.97            $ 10.26
                                                     ------           ------             ------            -------
                                                     ------           ------             ------            -------
------------------------------------------------------------------------------------------------------------------
Total investment return........................       15.46%           26.58%            - 5.99%            -11.08%(1)(2)
                                                     ------           ------             ------            -------
                                                     ------           ------             ------            -------
------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
   Net assets, end of period (in millions)......     $115.4           $ 34.1             $ 19.6             $ 13.2
                                                     ------           ------             ------             ------
                                                     ------           ------             ------             ------
   Ratio of expenses to average daily net
     assets (before expense reduction)..........       2.04%            2.23%              2.39%              2.59%(3)
                                                     ------           ------             ------             ------
                                                     ------           ------             ------             ------
   Ratio of expenses to average daily net
     assets (net of expense reduction).........        2.04%            2.22%              2.25%              2.15%(3)
                                                     ------           ------             ------             ------
                                                     ------           ------             ------             ------
   Ratio of net investment income to average
     daily net assets (before expense
     reduction)................................        6.14%            7.11%              7.09%              6.13%(3)
                                                     ------           ------             ------             ------
                                                     ------           ------             ------             ------
   Ratio of net investment income to average
     daily net assets (net of expense
     reduction)................................        6.14%            7.12%              7.23%              6.57%(3)
                                                     ------           ------             ------             ------
                                                     ------           ------             ------             ------
   Portfolio turnover rate.....................       22.20%           30.36%             62.51%             96.47%(2)
                                                     ------           ------             ------             ------
                                                     ------           ------             ------             ------

-------------------
  * Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                            CLASS I
                                               ------------------------------------------------------------------
                                                                                                       FOR THE
                                                                                                       PERIOD
                                                                                                       JULY 15
                                                                                                        1998*
                                                        FOR THE YEAR ENDED DECEMBER 31,                THROUGH
                                               --------------------------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:                   2001             2000               1999             1998
--------------------------------               ------------   ----------------   ----------------   -------------
Net asset value, beginning of period.........     $10.78           $ 9.00             $10.28             $ 11.99
                                                  ------           ------             ------             -------
Income from investment operations:
   Net investment income.....................       0.80             0.89               0.72                0.35
   Net realized and unrealized gain/(loss) on
     investments.............................       0.97             1.64              (1.25)              (1.62)
                                                  ------           ------             ------             -------
       Total from investment operations......       1.77             2.53              (0.53)              (1.27)
                                                  ------           ------             ------             -------
Less dividends and distributions to
 shareholders from:
   Net investment income.....................      (0.57)           (0.61)             (0.62)              (0.20)
   Tax return of capital.....................      (0.17)           (0.14)             (0.13)              (0.24)
                                                  ------           ------             ------             -------
       Total dividends and distributions to
         shareholders........................      (0.74)           (0.75)             (0.75)              (0.44)
                                                  ------           ------             ------             -------
       Net increase/(decrease) in net asset
         value...............................       1.03             1.78              (1.28)              (1.71)
                                                  ------           ------             ------             -------
Net asset value, end of period...............     $11.81           $10.78             $ 9.00             $ 10.28
                                                  ------           ------             ------             -------
                                                  ------           ------             ------             -------
----------------------------------------------------------------------------------------------------------------
Total investment return......................      16.90%           29.05%            - 5.12%             -10.59%(1)(2)
                                                  ------           ------             ------             -------
                                                  ------           ------             ------             -------
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
   Net assets, end of period (in millions)...     $ 19.2           $ 13.7             $  2.8             $   0.3
                                                  ------           ------             ------              ------
                                                  ------           ------             ------              ------
   Ratio of expenses to average daily net
     assets (before expense reduction).......       1.08%            1.23%              1.34%               1.54%(3)
                                                  ------           ------             ------              ------
                                                  ------           ------             ------              ------
   Ratio of expenses to average daily net
     assets (net of expense reduction).......       1.08%            1.22%              1.26%               1.16%(3)
                                                  ------           ------             ------              ------
                                                  ------           ------             ------              ------
   Ratio of net investment income to average
     daily net assets (before expense
     reduction)..............................       7.13%            8.11%              9.13%               7.48%(3)
                                                  ------           ------             ------              ------
                                                  ------           ------             ------              ------
   Ratio of net investment income to average
     daily net assets (net of expense
     reduction)..............................       7.13%            8.12%              9.21%               7.86%(3)
                                                  ------           ------             ------              ------
                                                  ------           ------             ------              ------
   Portfolio turnover rate...................      22.20%           30.36%             62.51%              96.47%(2)
                                                  ------           ------             ------              ------
                                                  ------           ------             ------              ------

-------------------
  * Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Equity Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The authorized shares of the Fund are divided into four classes designated Class A, Class B, Class C and Class I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income on capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the year ended December 31, 2001, the Fund amortized $24,291 in organization costs.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly management fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund. For the year ended December 31, 2001, the Fund incurred $1,532,751 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the year ended December 31, 2001, the Fund paid the Adviser $40,737 in fees under this administration agreement.

    Distribution Fees: Cohen & Steers Securities, Inc. (the 'Distributor'), an affiliated entity of Cohen & Steers Capital Management, Inc., distributes the shares of the Fund.

    The Fund has adopted a Distribution Plan (the 'Plan') on behalf of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares. For the year ended December 31, 2001, the Fund paid $1,071,810 in fees under the Plan.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. For the year ended December 31, 2001, the Fund paid $368,172 under the shareholder servicing plan.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the Adviser. None of the directors and officers so affiliated received compensation from the Fund for their services as directors of the Fund. For the year ended December 31, 2001, fees and related expenses accrued for non-affiliated directors totaled $31,646.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2001 totaled $221,136,576 and $43,858,593, respectively.

NOTE 4. INCOME TAXES

    The Fund had a return of capital of $4,942,333 for the year ended
December 31, 2001, which has been deducted from paid-in capital. The remaining distributions during the year were all treated as ordinary income for federal income tax purposes. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    At December 31, 2001, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $282,018,472
                                                    ------------
Gross unrealized appreciation.....................  $ 28,392,009
Gross unrealized depreciation.....................  $   (716,473)
                                                    ------------
Net unrealized appreciation.......................  $ 27,675,536
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2001, the Fund decreased undistributed net investment income and decreased accumulated net realized loss on investments sold by $3,369,724.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    At December 31, 2001, the Fund had tax basis capital losses, which may be carried over to offset future capital gains, as follows:

Capital loss carryovers expiring in:
    2005...........................................  $    22,652
    2006...........................................    2,702,036
    2007...........................................    3,024,225
    2008...........................................      563,942
    2009...........................................    4,850,098
                                                     -----------
                                                     $11,162,953
                                                     -----------
                                                     -----------

NOTE 5. CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                     FOR THE                     FOR THE
                                    YEAR ENDED                 YEAR ENDED
                                DECEMBER 31, 2001           DECEMBER 31, 2000
                             ------------------------   -------------------------
                               SHARES       AMOUNT        SHARES        AMOUNT
                             ----------   -----------   ----------   ------------
CLASS A:
Sold.......................   5,803,678   $67,705,981    2,461,817   $ 23,864,721
Issued as reinvestment of
  dividends................     160,693     1,804,593       79,512        788,188
Redeemed...................  (2,169,889)  (24,825,426)  (1,229,704)   (12,116,909)
                             ----------   -----------   ----------   ------------
Net increase/(decrease)....   3,794,482   $44,685,148   (1,311,625)  $(12,536,000)
                             ----------   -----------   ----------   ------------
                             ----------   -----------   ----------   ------------

                                     FOR THE                     FOR THE
                                    YEAR ENDED                 YEAR ENDED
                                DECEMBER 31, 2001           DECEMBER 31, 2000
                             ------------------------   -------------------------
                               SHARES       AMOUNT        SHARES        AMOUNT
                             ----------   -----------   ----------   ------------
CLASS B:
Sold.......................   5,470,194   $62,153,645    1,120,727   $ 11,251,671
Issued as reinvestment of
  dividends................      27,618       305,474       10,450        105,058
Redeemed...................    (594,351)   (6,680,251)    (283,357)    (2,721,095)
                             ----------   -----------   ----------   ------------
Net increase...............   4,903,461   $55,778,868      847,820   $  8,635,634
                             ----------   -----------   ----------   ------------
                             ----------   -----------   ----------   ------------

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                      FOR THE                    FOR THE
                                     YEAR ENDED                YEAR ENDED
                                 DECEMBER 31, 2001          DECEMBER 31, 2000
                              ------------------------   -----------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                              ----------   -----------   ---------   -----------
CLASS C:
Sold........................   8,030,878   $91,280,527   1,642,647   $16,038,278
Issued as reinvestment of
  dividends.................      34,806       384,871      19,089       190,597
Redeemed....................  (1,203,828)  (13,383,490)   (638,964)   (6,116,325)
                              ----------   -----------   ---------   -----------
Net increase................   6,861,856   $78,281,908   1,022,772   $10,112,550
                              ----------   -----------   ---------   -----------
                              ----------   -----------   ---------   -----------

                                     FOR THE                      FOR THE
                                    YEAR ENDED                   YEAR ENDED
                                DECEMBER 31, 2001            DECEMBER 31, 2000
                               --------------------         --------------------
                               SHARES      AMOUNT           SHARES      AMOUNT
                               -------   ----------         -------   ----------
CLASS I:
Sold.........................  350,247   $3,939,307         929,158   $8,453,772
Issued as reinvestment of
  dividends..................   72,768      822,985          55,201      568,104
Redeemed.....................  (64,281)    (740,581)        (19,710)    (177,956)
                               -------   ----------         -------   ----------
Net increase.................  358,734   $4,021,711         964,649   $8,843,920
                               -------   ----------         -------   ----------
                               -------   ----------         -------   ----------

NOTE 6. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc. has entered into a $200,000,000 Credit Agreement (the 'Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the Credit Agreement.

    During the year ended December 31, 2001, the Fund had no loans outstanding. For the year ended December 31, 2001, the Fund paid commitment fees of $15,194.

NOTE 7. SUBSEQUENT EVENT

    Effective January 11, 2002, Greg E. Brooks was named an additional portfolio manager of the Fund. Mr. Brooks joined Cohen & Steers Capital Management, Inc., the Adviser, as a Vice President and Investment Analyst in April 2000, and became a Senior Vice President in January 2002. Prior to joining Cohen & Steers, Mr. Brooks was an investment analyst with another real estate securities manager. He is a Chartered Financial Analyst. Mr. Brooks will manage the Fund with Martin Cohen and Robert H. Steers, who continue in their role as co-portfolio managers.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Equity Income Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Equity Income Fund, Inc. (the 'Fund') at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 2, 1997 (commencement of operations) to December 31, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


                                                      PricewaterhouseCoopers LLP

New York, New York
February 4, 2002

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                        OVERSEEN
                                                                                                       WITHIN THE
                             POSITION(S) HELD      TERM OF      LENGTH OF    PRINCIPAL OCCUPATION(S)      FUND
  NAME, ADDRESS AND AGE         WITH FUND          OFFICE      TIME SERVED   DURING PAST FIVE YEARS     COMPLEX
-------------------------   ------------------   -----------   -----------   -----------------------   ----------
Robert H. Steers ........   Director, Chairman   Until next       Since      Chairman of Cohen &           6
757 Third Avenue              and Secretary      election of    Inception    Steers Capital
New York, New York                                Directors                  Management, Inc., the
Age: 48                                                                      Fund's Investment
                                                                             Manager.

Martin Cohen ............       Director,        Until next       Since      President of Cohen &          6
757 Third Avenue              President and      election of    Inception    Steers Capital
New York, New York              Treasurer         Directors                  Management, Inc., the
Age: 52                                                                      Fund's Investment
                                                                             Manager.

Gregory C. Clark ........        Director        Until next       Since      Private Investor. Prior       6
376 Mountain Laurel Drive                        election of    Inception    thereto, President of
Aspen, Colorado                                   Directors                  Wellspring Management
Age: 54                                                                      Group (investment
                                                                             advisory firm).

Bonnie Cohen ............        Director        Until next      2001 to     Consultant. Prior             6
1824 Phelps Place, N.W.                          election of     Present     thereto, Undersecretary
Washington, D.C.                                  Directors                  of State, United States
Age: 59                                                                      Department of State.

George Grossman .........        Director        Until next       Since      Attorney-at-law.              6
17 Elm Place                                     election of    Inception
Rye, New York                                     Directors
Age: 47

Richard J. Norman .......        Director        Until next      2001 to     Private Investor. Prior       6
7520 Hackamore Drive                             election of     Present     thereto, Investment
Potomac, Maryland                                 Directors                  Representative of
Age: 58                                                                      Morgan Stanley Dean
                                                                             Witter.

Willard H. Smith, Jr.....        Director        Until next       Since      Board member of Essex         6
5208 Renaissance Avenue                          election of    Inception    Property Trust, Inc.,
San Diego, California                             Directors                  Highwoods Properties,
Age: 64                                                                      Inc. Realty Income
                                                                             Corporation and Willis
                                                                             Lease Finance
                                                                             Corporation. Managing
                                                                             director at Merrill
                                                                             Lynch & Co., Equity
                                                                             Capital Markets
                                                                             Division from 1983 to
                                                                             1995

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                                       25

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

            FOR HIGH CURRENT INCOME:                                  FOR TOTAL RETURN:

                 COHEN & STEERS                                        COHEN & STEERS
               EQUITY INCOME FUND                                       REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX,                       SYMBOL: CSRSX
               CSDIX


           FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                 COHEN & STEERS                                       COHEN & STEERS
              SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX



                       FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                        OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                 1-800-330-REIT, OR VISIT OUR WEBSITE AT www.cohenandsteers.com


THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
           AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard J. Norman
Director

Willard H. Smith, Jr.
Director

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND CUSTODIAN
State Street Corp.
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171
(800) 437-9912

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: Class A - CSEIX
               Class B - CSBIX
               Class C - CSCIX
               Class I - CSDIX

Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       27

COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017



                       -------------------------

                           COHEN & STEERS
                          EQUITY INCOME FUND

                       -------------------------


                       -------------------------
                            ANNUAL REPORT
                           DECEMBER 31, 2001


                       STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as....................................'D'
The double dagger symbol shall be expressed as............................'DD'
The division sign shall be expressed as..................................[div]